Schedule of Investments
March 31, 2021
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.14%
Belgium–2.25%
Anheuser-Busch InBev S.A./N.V., ADR	25,667	$1,613,171
Canada–1.13%
Constellation Software, Inc.	579	808,600
China–6.69%
Alibaba Group Holding Ltd., ADR(a)	12,563	2,848,409
Kweichow Moutai Co. Ltd., A Shares	6,300	1,936,386
		4,784,795
Germany–12.70%
Henkel AG & Co. KGaA	20,395	2,018,104
KION Group AG	39,158	3,866,893
SAP SE	26,138	3,201,226
		9,086,223
Hong Kong–2.97%
AIA Group Ltd.	174,800	2,126,530
Netherlands–2.11%
Topicus.com, Inc.(a)	23,009	1,511,230
Switzerland–8.42%
Cie Financiere Richemont S.A.	20,241	1,943,658
Cie Financiere Richemont S.A., Wts., expiring 11/22/2023(a)	40,270	15,339
Roche Holding AG	4,945	1,598,420
Temenos AG	17,120	2,464,113
		6,021,530
United Kingdom–7.21%
British American Tobacco PLC	67,120	2,567,280
Dechra Pharmaceuticals PLC	5,234	247,533
Imperial Brands PLC	35,184	723,863
Unilever PLC	29,036	1,620,067
		5,158,743
Shares		Value
United States–54.66%
Accenture PLC, Class A	8,467	$2,339,009
Alphabet, Inc., Class A(a)	1,481	3,054,592
Alphabet, Inc., Class C(a)	239	494,403
Analog Devices, Inc.	16,102	2,497,098
Aon PLC, Class A	6,544	1,505,840
Aptiv PLC	14,759	2,035,266
AutoZone, Inc.(a)	1,507	2,116,280
Becton, Dickinson and Co.	7,968	1,937,419
BorgWarner, Inc.	40,310	1,868,772
Charter Communications, Inc., Class A(a)	3,502	2,160,804
Equinix, Inc.	3,232	2,196,435
Flowserve Corp.	48,489	1,881,858
Honeywell International, Inc.	10,258	2,226,704
Microsoft Corp.	17,786	4,193,405
Sabre Corp.	192,746	2,854,568
Visa, Inc., Class A	15,836	3,352,956
Walt Disney Co. (The)(a)	10,001	1,845,385
Zoetis, Inc.	3,421	538,739
		39,099,533
Total Common Stocks & Other Equity Interests (Cost $60,802,478)		70,210,355
Money Market Funds–3.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	791,758	791,758
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(c)	509,768	509,972
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	904,866	904,866
Total Money Market Funds (Cost $2,206,579)		2,206,596
TOTAL INVESTMENTS IN SECURITIES—101.23% (Cost $63,009,057)		72,416,951
OTHER ASSETS LESS LIABILITIES–(1.23)%		(878,865)
NET ASSETS–100.00%		$71,538,086

Investment Abbreviations:
ADR	– American Depositary Receipt
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended March 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value March 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$559,248	$1,481,990	$(1,249,480)	$-	$-	$791,758	$48
Invesco Liquid Assets Portfolio, Institutional Class	343,859	1,058,565	(892,486)	34	-	509,972	23
Invesco Treasury Portfolio, Institutional Class	639,140	1,693,703	(1,427,977)	-	-	904,866	18
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Global Core Equity Fund

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value March 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$730,505	$22,797	$(753,302)	$-	$-	$-	$4*
Invesco Private Prime Fund	1,095,758	34,124	(1,129,992)	-	110	-	48*
Total	$3,368,510	$4,291,179	$(5,453,237)	$34	$110	$2,206,596	$141

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of March 31, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Global Core Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of March 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$1,613,171	$—	$—	$1,613,171
Canada	808,600	—	—	808,600
China	2,848,409	1,936,386	—	4,784,795
Germany	—	9,086,223	—	9,086,223
Hong Kong	—	2,126,530	—	2,126,530
Netherlands	1,511,230	—	—	1,511,230
Switzerland	15,339	6,006,191	—	6,021,530
United Kingdom	—	5,158,743	—	5,158,743
United States	39,099,533	—	—	39,099,533
Money Market Funds	2,206,596	—	—	2,206,596
Total Investments	$48,102,878	$24,314,073	$—	$72,416,951
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco V.I. Global Core Equity Fund